Exhibit 10.26d

FOURTH AMENDMENT

TO THE

STOCKHOLDERS AGREEMENT

DATED AS OF OCTOBER 25, 2005

BETWEEN

FGIC CORPORATION

THE PMI GROUP, INC.,

BLACKSTONE CAPITAL PARTNERS IV L.P.,

BLACKSTONE CAPITAL PARTNERS IV-A L.P.,

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.,

CYPRESS MERCHANT BANKING PARTNERS II L.P.,

CYPRESS MERCHANT BANKING II C.V.,

CYPRESS SIDE-BY-SIDE, LLC,

55TH STREET PARTNERS II L.P.,

CYPRESS FGIC INVESTORS LLC,

CIVC/FGIC INVESTMENT COMPANY LLC

CIVC PARTNERS FUND III, L.P.

CIVC PARTNERS FUND IIIA, L.P.

AND THE

MANAGEMENT INVESTORS

FOURTH AMENDMENT TO THE STOCKHOLDERS AGREEMENT

This FOURTH AMENDMENT TO THE STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of October 25, 2005, and is among the parties signatory hereto.

BACKGROUND

1. FGIC Corporation (as successor by merger to Falcons Acquisition Corp.), a Delaware corporation (the “Company”), The PMI Group, Inc., a Delaware corporation (together with any Affiliated transferee within the contemplation of Section 2.5 of the Agreement (as defined below), “PMI”), Blackstone Capital Partners IV L.P., a Delaware limited partnership (“BCP IV”), Blackstone Capital Partners IV-A L.P., a Delaware limited partnership (“BCP IV-A”) and Blackstone Family Investment Partnership IV-A L.P., a Delaware limited partnership (“BFIP IV-A,” and together with BCP IV, BCP IV-A and any other Affiliated transferee within the contemplation of Section 2.5, “Blackstone”), Cypress Merchant Banking Partners II L.P., a Delaware limited partnership (“Cypress Onshore”), Cypress Merchant Banking II C.V., a Netherlands limited partnership (“Cypress Offshore”), Cypress Side-by-Side LLC, a Delaware limited liability company (“Cypress Side-by-Side”), 55th Street Partners II L.P, a Delaware limited partnership (“Cypress 55th Street”), Cypress FGIC Investors LLC, a Delaware limited liability company, as a “Cypress Vehicle” (as described below) (“Cypress/FGIC,” and together with Cypress Onshore, Cypress Offshore, Cypress Side-by-Side, Cypress 55th Street, any other “Cypress Vehicle,” any “Cypress Coinvestor” (as described below) and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “Cypress”), CIVC/FGIC Investment Company LLC, a Delaware limited liability company, as a “CIVC Vehicle” (as described below) (“CIVC/FGIC”), CIVC Partners Fund III, L.P., a Delaware limited partnership (“CIVC Fund III”), CIVC Partners Fund IIIA, L.P., a Delaware limited partnership (“CIVC Fund IIIA,” and together with CIVC/FGIC, CIVC Fund III, any other “CIVC Vehicle” and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “CIVC”; and together with PMI, Blackstone and Cypress, the “Investors”) and the management investors listed on Annex A to the Agreement and any other management investors who subsequently become a party to the Agreement (the “Management Investors”) pursuant to the Agreement have entered into a Stockholders Agreement dated as of August 3, 2003, as amended by the First Amendment thereto dated as of December 18, 2003, the Second Amendment thereto dated as of February 25, 2004 and the Third Amendment thereto dated as of July 14, 2004 (as so amended, the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement.

2. The parties hereto desire to provide for the election of a Management Director (as defined below).

3. The parties hereto desire to amend the Agreement in order to provide for such election and to effect certain other changes to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

1.	Amendments to Article I.

Section 1.2 of the Agreement is hereby amended by amending the definition of “Quorum” to read in its entirety as follows:

“Quorum” means a majority of the directors serving on the Company Board and shall include all of the director-designees of each of PMI, Blackstone and Cypress (or, with respect to any such Investor, a majority of such Investor’s director-designees if a majority of such Investor’s director-designees so consents); provided, however, that any action of the Company Board specified in Article III that may be approved by the director-designees of certain Investor(s) shall be approved by a vote of such director-designees of such Investor(s) without a Quorum; provided further, that for the purposes of determining whether a quorum is present under this definition of “Quorum,” the Management Director will not be treated as a director present at any particular meeting, or a member of the Company Board. The bylaws of the Company will include a provision to prevent any person from denying a Quorum.

2.	Amendments to Article III.

(a) Section 3.1(a) of the Agreement is hereby amended by deleting the penultimate sentence thereof in its entirety and replacing it with the following:

Subject to the next two succeeding sentences, the Company Board shall be comprised of 14 members, which number shall decrease to the extent that any of PMI, Blackstone, Cypress or CIVC lose the right to designate a director pursuant to this Section 3.1(a) or pursuant to Section 3.1(g). Notwithstanding the immediately preceding sentence, the Company Board, by resolution duly adopted (including the affirmative vote of a majority of the director-designees of each of the Principal Investors), may increase the number of directors to one more than the number of directors determined in accordance with the preceding sentence; provided, however, that the directorship created by such increase shall be filled only by a member of management of the Company, which individual shall be agreed upon and designated by the Principal Investors (the “Management Director”) and who shall have the voting rights specified in Section 3.1(f); and provided further, that the Management Director shall not be considered a director-designee of any of the Investors or Principal Investors for purposes of this Agreement. In the event that the directorship created by the increase described in the preceding sentence becomes vacant and the Principal Investors cannot agree upon, and designate, a new Management Director, the number of members comprising the Company Board shall decrease by one.

(b) Section 3.1(f) of the Agreement is hereby amended and restated to read in its entirety as follows:

(f) Special Voting Provisions. (i) The director-designee of CIVC shall vote on any matter presented to the Company Board, except as otherwise set forth in this Agreement. The Certificate of Incorporation will provide that CIVC’s director-designee will not be entitled to vote on a matter if (A) the number of votes to be cast with respect to such matter (not including the vote of CIVC’s director-designee and, if the matter relates to the election of officers of the Company, other than the Chief Executive Officer and the President, not including the vote of the Management Director) would be evenly divided, or (B) the number of votes to be cast in favor of such matter would be one or two votes more or less than the number of votes to be cast against the matter to be voted on (in each case not including the vote of CIVC’s director-designee and not including the vote of the Management Director if the matter relates to the election of officers of the Company, other than the Chief Executive Officer and the President); provided, however, that CIVC’s director-designee shall be entitled to vote on a matter where the number of votes to be cast in favor of such matter would be two votes more or less than the number of votes to be cast against the matter to be voted on if the matter does not relate to the election of officers of the Company or relates to the election of the Chief Executive Officer or the President of the Company or if the Management Director is not present at the meeting at which such vote is held. In addition, CIVC shall use its reasonable best efforts to cause its director-designee to abstain in accordance with the terms of this Agreement and the Certificate of Incorporation. CIVC agrees that reasonable best efforts shall include removing its director-designee and designating a new director-designee if its director-designee does not abstain in accordance with the terms of this Agreement and the Certificate of Incorporation of the Company.

(ii) If elected pursuant to and in accordance with Section 3.1(a), the Management Director shall have the voting rights specified in this subsection (ii). The Certificate of Incorporation will provide that the Management Director will be entitled to vote only on the election of officers of the Company, other than the Chief Executive Officer and the President; provided, however, that the Management Director will not be entitled to vote on the election of an officer if (A) the number of votes to be cast with respect to such election (not including the vote of the Management Director and the CIVC director-designee) would be evenly divided, or (B) the number of votes to be cast in favor of such election would be one or two votes more or less than the number of votes to be cast against such election (in each case not including the vote of the Management Director and the CIVC director-designee); provided, however, that the Management Director shall be entitled to vote on a matter relating to the election of officers of the Company (other than the Chief Executive Officer or the President) where the number of votes to be cast in favor of such election would be two votes more or less than the number of votes to be cast against such election if the CIVC director-designee is not present at the meeting at which such vote is held. The Principal Investors shall use their reasonable best efforts to cause the Management Director to abstain in accordance with the terms of this Agreement and the Certificate of Incorporation. The Principal Investors agree that reasonable best efforts shall include removing the Management Director and designating a new Management Director if the Management Director does not abstain in accordance with the terms of this Agreement and the Certificate of Incorporation of the Company.

(c) Section 3.1(h) of the Agreement is hereby amended and restated to read in its entirety as follows:

(h) Removal and Replacement. Each of the Investors shall be entitled at any time (with or without cause) to cause any or all of its director-designees nominated pursuant to Section 3.1(a) (including any Independent Director) to be removed from the Company Board, and in such event the Investors will take such action as is reasonably required to effectuate such removal; provided, however, that the Management Director, if elected pursuant to and in accordance with Section 3.1(a), may be removed at any time (with or without cause) by the vote of a majority of the Principal Investors. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any director specified in Section 3.1(a), (i) the Investors and the Company shall cause the vacancy created thereby to be filled by an appropriate individual as specified in Section 3.1(a) as soon as reasonably practicable and (ii) the Company Board shall not take any material action over the objection of any of PMI, Blackstone, Cypress or CIVC with a pending vacancy on the Company Board until a replacement director has been designated by the appropriate Investor pursuant to clause (i) and elected to the Company Board; provided that the foregoing restriction against taking material action (x) will terminate 10 Business Days after the creation of such vacancy if no replacement director has been designated by such time and (y) will not apply in the case of a pending vacancy with respect to the position to be held by the Management Director.

(d) The first sentence of Section 3.2 and Section 3.2(a) of the Agreement are hereby amended and restated to read in their entirety as follows:

Approval Rights. Except as provided in this Section 3.2 or as required by Law, all decisions of the Company Board will be made by a majority vote of the directors present at a meeting of the Company Board at which a Quorum is present; provided, however, that if pursuant to Section 3.1(f), CIVC’s director-designee or the Management Director, or both, are not entitled to vote on a matter, CIVC’s director-designee or the Management Director, or both, as the case may be, shall be regarded as not present at the meeting for purposes of determining whether a majority vote of the Company Board has been obtained.

(a) Prior to the third anniversary of the Closing Date, the Company shall only consummate an IPO or Qualified IPO (including taking all customary actions with respect to an IPO or Qualified IPO, as the case may be) upon the affirmative vote of all of the directors serving on the Company Board other than the director-designee of CIVC and the Management Director, if any, and from and after the fifth anniversary of the Closing Date, the affirmative vote of a majority of the director-designees of two of the three Principal Investors, in each case involving such terms (including the number of shares to be offered by the Company for its own account) as they determine in good faith, and if they so direct, the Company will use all or a portion of the net proceeds thereof to redeem Preferred Shares.

(e) The last sentence of Section 3.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

Unless each Investor otherwise agrees, the board of directors of Financial Guaranty Insurance Company and each committee thereof, if any, shall be composed of the same directors and with the same voting rights and restrictions as the Company Board and its corresponding committees; provided, however, that, except upon the direction of the Principal Investors, the board of directors of Financial Guaranty Insurance Company shall not include the Management Director.

3.	Amendment to Article IX.

(a) Section 9.3(a) of the Agreement is hereby amended by amending and restating the third sentence thereof as follows:

Furthermore, Sections 3.2(a), 3.5(a) and 3.6(a) may not be amended or waived without the consent of the Company Board, which consent shall require the affirmative vote of all of the directors serving on the Company Board other than the director-designee of CIVC and the Management Director.

4.	Miscellaneous.

Except as specifically amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the individuals whose names appear below and by the duly authorized representatives of each party hereto as of the first date written above.

FGIC CORPORATION

By:	/s/ Frank J. Bivona
Name:	Frank J. Bivona
Title:	Chief Executive Officer

THE PMI GROUP, INC.

By:	/s/ Bradley M. Shuster
Name:	Bradley M. Shuster
Title:	President, International and Strategic Investments

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A, L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	Senior Managing Director

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	Cypress Associates II LLC, as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	Managing Director

CYPRESS MERCHANT BANKING II, C.V.

By:	Cypress Associates II LLC, as managing general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	Managing Director

CYPRESS SIDE-BY-SIDE LLC

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	Managing Director

55TH STREET PARTNERS II L.P.

By:	Cypress Associates II LLC, as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	Managing Director

CYPRESS FGIC INVESTORS LLC

By:	Cypress Merchant Banking Partner II L.P., as Managing Member

By:	Cypress Associates II LLC, as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	Managing Director

CIVC/FGIC INVESTMENT COMPANY LLC as a CIVC Vehicle (as defined herein)

By:	CIVC Partners, L.P., its Managing Member

By:	CIVC Management GP, LLC, its General Partner

By:	/s/ Daniel G. Helle
Name:	Daniel G. Helle
Title:	Partner

CIVC PARTNERS FUND III, L.P.

By:	CIVC GP III, L.P., its General Partner

By:	GP III, LLC its General Partner

By:	/s/ Daniel G. Helle
Name:	Daniel G. Helle
Title:	Partner

CIVC PARTNERS FUND IIIA, L.P.

By:	CIVC GP IIA, L.P., its General Partner

By:	CIVC GP, LLC its General Partner

By:	/s/ Daniel G. Helle
Name:	Daniel G. Helle
Title:	Partner

Thomas J. Adams

/s/ Thomas J. Adams

Frank J. Bivona

/s/ Frank J. Bivona

Jeffrey R. Fried

/s/ Jeffrey R. Fried

Howard C. Pfeffer

/s/ Howard C. Pfeffer

Timothy S. Travers

/s/ Timothy S. Travers